As Filed with the Securities and Exchange Commission on April 29, 2025
REGISTRATION NO. 333-143354
811-09137

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 25	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 119	☒

DELAWARE LIFE VARIABLE ACCOUNT I
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

PRIME VARIABLE UNIVERSAL LIFE INSURANCE
DELAWARE LIFE VARIABLE ACCOUNT I
A FLEXIBLE PREMIUM COMBINATION FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUS
May 1, 2025
This prospectus describes an individual flexible premium variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account I (the “Variable Account”), one of our separate accounts. This prospectus provides disclosure about the Policy, including its material features, rights, obligations, restrictions, optional benefits and investment options. The purpose of the Policy is primarily to provide life insurance protection (i.e., a death benefit) while providing for the allocation of assets to Variable Sub-Accounts and/or a Fixed Account. This prospectus contains important information you should understand before purchasing a Policy. You should read this prospectus carefully and keep it for future reference.
When you invest in the Policy, you decide how to allocate your premium among a number of Sub-Accounts and the Fixed Account. You should consider which features are important to you and the amount of charges you are willing to pay relative to your needs for a death benefit. In deciding whether to purchase the optional Additional Protection Benefit, you should consider the desirability of the benefit relative to its additional cost and your death benefit needs.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this right to return or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
If you have any questions about your Policy, please contact us at our Service Address:
By mail — Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581
By express mail — Delaware Life Insurance Company,
Mail Zone 581, 5801 S.W. 6th Avenue Topeka, KS 66636
By telephone — (877) 253-2323
By facsimile — (785) 286-6118
https://www.delawarelife.com/contact-us/contact-page
The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location In The Prospectus
Charges for Early Withdrawals
If You surrender your Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the
Specified Face Amount other than an increase resulting from a change in the death benefit option. If You make an early withdrawal, the Maximum
Charge would be $4,013 based on an initial Specified Face Amount of
$100,000.
FEE TABLE – TRANSACTION FEES SURRENDERS AND SURRENDER CHARGES
Transaction Charges
In addition to charges for early withdrawals, You may be charged for transactions under the Policy. A front-end load may be charged on each premium payment. The front-end load for premiums up to and including the
Target Premium differs from the front-end load for premiums in excess of the Target Premium. You may be charged for requested Policy illustrations.
If You elect an accelerated benefit under the Accelerated Benefits Rider, the payment may be subject to certain deductions. If the Loan Lapse Protection
Rider is elected, a front-end load may be charged on the Election Date.
Currently, we do not charge for transfers. However, we reserve the right to charge $15 per transfer after the first 12 transfers per Policy Year.
FEE TABLE – TRANSACTION FEES CHARGES, DEDUCTIONS AND REFUNDS TRANSFER PRIVILEGES SUPPLEMENTAL BENEFITS
Ongoing Fees and Expenses (annual charges)
In addition to charges for early withdrawals and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of the optional benefit available under the Policy. Certain fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view your Policy specifications page for rates applicable to your Policy. You will also bear expenses associated with the Funds under the Policy, as shown in the following table:
FEE TABLE CHARGES, DEDUCTIONS AND REFUNDS APPENDIX A - FUNDS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum
	Investment Options (Fund fees and expenses)[1]	0.34%[1]	2.44%[1]
[1] As a percentage of Fund net assets.

	RISKS	Location In The Prospectus
Risk of Loss	You can lose money by investing in the Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short-Term Investment
●The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●Full surrender of this Policy is discouraged in the early Policy Years because the front-end loads on premiums are higher in those years.
●Upon partial surrender, your death benefit protection may be reduced and your risk of lapse will increase. You may partially surrender the Policy only once per year and only after the Policy has been in force for one year.
●If You fully or partially surrender the Policy, You may be subject to income taxes and potential tax penalties. There may be tax consequences associated with Policy loans.

Risks Associated with Investment Options
●An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy (e.g., the Funds).
●Each Investment Option (including the Fixed Account) has its own unique risks.
●You should review the Investment Options before making an investment decision.

Insurance Company Risks
●An investment in the Policy is subject to the risks related to the Company.
●Any Company obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the
Company.
●Additional information about the Company, including its financial strength ratings, is available upon request by calling (877) 253-2323 or visiting https://www.delawarelife.com/our-company.

Policy Lapse
●Death benefits will not be paid if the Policy has lapsed.
●Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your
Policy to lapse and You could lose your insurance coverage.
●There are costs associated with reinstating a lapsed Policy
●The Policy will not terminate due to insufficient value if You are within the No-Lapse Guarantee Period and You have paid sufficient premium to satisfy the “minimum premium test”
●The Policy will not terminate due to insufficient value if the Loan Lapse
Protection Rider is in effect and all conditions thereunder have been met.
INSUFFICIENT VALUE

	RESTRICTIONS	Location In The Prospectus
Investments
●Certain Investment Options may not be available under your Policy.
●Transfers from the Fixed Account are subject to special restrictions that may prolong the time it takes to transfer Account Value from the Fixed
Account.
●Transfers between the Fund options are subject to additional restrictions designed to prevent short-term and disruptive trading.
●All transfers are subject to our consent, and we reserve the right to impose limitations on transfers.
●We reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.
●We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.
●We reserve the right to remove or substitute Funds as Investment Options.
APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY TRANSFER PRIVILEGES MODIFICATION

	RESTRICTIONS (CONT.)	Location In The Prospectus
Optional Benefits
●There is a charge for this rider.
●Must be elected at issue.
●Cannot elect both this rider and the Payment of Stipulated Amount Rider.
●Disability must begin while this rider is in force and continue for 6 months.
●Requires proof of eligibility.
SUPPLEMENTAL BENEFITS – Waiver of Monthly Deductions Rider
●There is a charge for this rider.
●Must be elected at issue.
●You must choose the amount of the monthly payment on your application.
●Payments continue while the disability continues but no later than the end of the payment option at the Insured’s age 65 or 70.
●Does not guarantee that Account Value will be sufficient to keep the
Policy in force.
●Cannot elect both this rider and the Waiver of Monthly Deductions Rider.
●Disability must begin while this rider is in force and continue for 6 months.
●Requires proof of eligibility.
SUPPLEMENTAL BENEFITS – Payment of Stipulated Amount Rider
●There is a charge for this rider.
●Must be elected at issue.
●Cannot be discontinued by You.
●Does not provide a waiver for surrenders made as part of a tax-free exchange.
●Cannot elect both this rider and the Long Term Accumulation rider.
SUPPLEMENTAL BENEFITS – Enhanced Cash Surrender Value Rider
●Must be elected at issue.
●Cannot be discontinued by You.
●Significantly increases certain Policy charges (Premium Expense Charge,
Monthly Expense Charge, Monthly Cost of Insurance Charge).
●No asset credit will be paid unless the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as those assumed by the Company at issue.
●No guaranteed minimum asset credit.
●Cannot elect both this rider and the Enhanced Cash Surrender Value
Rider.
SUPPLEMENTAL BENEFITS – Long Term Accumulation Rider
●There is a charge for this rider.
●Additional underwriting requirements may apply.
●Scheduled face amount increases are only available if you elect death benefit option A.
●Scheduled increases terminate if You change from death benefit option A.
●Scheduled increases terminate if You decrease the face amount.
●No-Lapse Guarantee applies to this rider for only 5 years, and not for the
No-Lapse Guarantee Period on the base Policy.
●Rider terminates when the Insured reaches Attained Age 121.
SUPPLEMENTAL BENEFITS – Supplemental Insurance Rider

	TAXES	Location In The Prospectus
Tax Implications
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
●Full and partial surrenders will be subject to ordinary income tax, and may be subject to tax penalties.
ABOUT THE POLICY FEDERAL INCOME TAX CONSIDERA - TIONS
	CONFLICTS OF INTEREST	Location In The Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the
Policy to You, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Policy with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Policy over another investment.
DISTRIBUTION OF POLICY
Exchanges
Some investment professionals may have a financial incentive to offer You a new policy in place of the one You already own. You should only exchange a policy you already own if you determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY
Purpose
The Policy is an individual flexible premium variable universal life insurance policy, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit). The Policy is “variable” because the Policy’s cash value may increase or decrease depending on the performance of the Investment Options that you select. The Death Benefit will become payable if the Policy is in force at the time of the Insured’s death. The amount of the Death Benefit will depend on the Death Benefit option that you select, your Policy’s face amount, and the cash value of your Policy.
The Policy provides for life insurance coverage and the opportunity for tax-deferred asset accumulation. For favorable federal tax treatment, the Policy must meet the standards of one of the following: the Guideline Premium Test or the Cash Value Accumulation Test as described in this prospectus. You choose the applicable test in the Policy application. You may not change your election. The Policy may be appropriate for investors with long investment time horizons. The Policy is generally not intended for investors who may need to make early or frequent withdrawals or who intend to frequently trade in the Policy’s Fund options. You should consider the Policy in conjunction with other insurance that you own.
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. Under both the Cash Value Accumulation Test and the Guideline Premium Test tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.
Premiums
Generally, you must make an initial minimum premium payment equal to two Minimum Monthly Premiums. You choose the amount and timing of subsequent premium payments, within certain limits described in this prospectus. Payment of insufficient premiums may result in a lapse of the Policy. You may need to make premium payments at certain times and in certain amounts to keep your Policy in force. Even if you establish a fixed schedule of premium payments, making your planned payments does not guarantee that the Policy will remain in force unless You comply with the No-Lapse Guarantee requirements.
We allocate your net premium payments among the Policy’s Investment Options according to your instructions. The Investment Options include:
●
Variable Investment Options. Each Variable Investment Option (or Sub-Account) invests in the shares of a single underlying mutual fund (a Fund). Each Fund has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision.
Additional information about each Fund is provided in an appendix to this prospectus. See “APPENDIX A - FUNDS AVAILABLE UNDER THE POLICY.”
●
Fixed Account. A fixed interest option that guarantees principal and a minimum rate of annual interest.
During the Right of Return Period, your net premiums may be automatically allocated to a designated money market fund Investment Option. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, we will automatically reallocate your Account Value to the Investment Options you selected.
Contract Features
●
Specified Face Amount. The Specified Face Amount is the minimum amount of life insurance in the Policy. After the first Policy Year, you may change the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability.
●
Death Benefit Options: You have a choice of three Death Benefit options:
●
the Specified Face Amount (Option A); or
●
the Specified Face Amount plus your Account Value (Option B); or
●
the Specified Face Amount plus the sum of Premiums paid (Option C).
●
Transfers of Account Value Among Investment Options. You may transfer amounts among the Investment Options without tax implications, subject to any limits that we or the Funds may impose.
●
Accessing Your Money (Surrenders and Loans). You may access the money under your Policy through surrenders and loans. Surrenders and loans may be subject to income taxes and potential tax penalties.
●
At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. The surrender charge period ends 10 years after You purchase the Policy of increase the Specified Face Amount of the Policy.
●
You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year. Upon partial withdrawal, your death benefit protection may be reduced and your risk of lapse will increase.
●
You may take a loan under your Policy using your Account Value as collateral. We will transfer that portion of Account Value held as collateral from the Investment Options to the Fixed Account. Policy Debt accrues interest daily at a maximum annual rate of 4%. Loan Interest in Policy Year 11 and thereafter will differ if the LTA Rider was attached to your Policy. Taking a loan will increase your risk of lapse but may have preferential tax consequences compared to a partial surrender. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.
Other Benefits Available Under the Policy
For an additional description of the other benefits provided under the Policy, see “Other Benefits Available Under the Policy”.

●
No-Lapse Guarantee. Eliminates the impact of poor investment performance and risk of Policy termination.
●
Accelerated Benefits Rider. Provides for an “accelerated benefit” if the Insured is terminally ill. There is no cost for this rider unless it is exercised.
●
Charitable Giving Benefit Rider. Allows you to name a Charitable Beneficiary who, when Policy Proceeds become payable, will receive a Charitable Gift Amount.
●
Waiver of Monthly Deductions Rider. Allows for the waiver of the monthly deductions under the Policy and any optional riders for all months for which the Insured suffers a total disability. There is an additional charge for this rider.
●
Payment of Stipulated Amount Rider. Allows for a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability. There is an additional charge for this rider.
●
Enhanced Cash Surrender Value Rider. Provides a waiver of surrender charges. There is an additional charge for this rider.
●
Loan Lapse Protection Rider. Protects the Policy from lapse should the Policy Debt become the near equivalent of the Account Value. There is no cost for this rider unless it is exercised.
●
Long Term Accumulation Rider. Designed for Policy owners who desire high Account Values throughout the long-term life of the Policy and seek to heavily fund the Policy in the early Policy Years. There may be an additional expense for this rider.
●
Supplemental Insurance Rider. Provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. There is an additional charge for this rider.
●
Travel Assistance Endorsement. Provides designated services through a third party when the covered person is more than 100 miles from home.
●
Asset Allocation. Rebalances your premium payments among the Sub-Accounts according to your selected static model.
●
Dollar Cost Averaging. Transfers a level amount from a designated money market fund Investment Option to one or more Sub-Accounts.
●
Asset Rebalancing. Permits the automatic rebalance of the Account Value among your Sub-Accounts to maintain the percentage allocation you selected.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value among Investment Options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge (3.25% of this Charge is used for state and federal tax obligations)	Upon Premium Receipt	(as a percentage of premium)
Maximum Charge:		8.25%

Charge	When Charge is Deducted	Amount Deducted
Current Charge:		6.50%
Premium Expense Charge if the Long Term Accumulation Rider is Elected[1]
Maximum Charge:		15.00%
Current Charge:		15.00%
Surrender Charge[2,3]	Upon surrender before the eleventh Policy Year and, if a Policy has had an increase in Specified Face Amount, upon surrender before ten years have elapsed from the increase effective date.	(per $1000 of Specified Face Amount (“SFA”))
Maximum Charge:		$40.13
Minimum Charge:		$0.16
Representative Owner Charge:		$7.76
Loan Lapse Protection Rider Charge[4]	On Rider Exercise Date	(as a percentage of Account Value)
Maximum Charge:		3.5%
Transfer Fee	Upon each transfer in excess of 12 in a Policy Year
Maximum Charge:		$15.00
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance Charge[5]	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge:		$83.33
Minimum Charge:		$0.02
Representative Owner Charge:		$0.13
Cost of Insurance Charge if the Long TermAccumulation Rider is Elected[1,5]
Maximum Charge:		$83.33
Minimum Charge:		$0.02
Representative Owner Charge:		$0.16

Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge	At the beginning of each Policy Month	(as an annual percentage of the daily average net assets allocated to the Investment Options in the Variable Account)
Maximum Charge:		0.60%
Mortality and Expense Risk Charge if theLong Term Accumulation Rider is Elected[1]
Maximum Charge:		0.25%
Monthly Expense Charge[6] (Administrative Expenses)	At the beginning of each Policy Month
Maximum Charge:		$8.00 + $1.11 per $1000 of SFA
Minimum Charge:		$8.00 + $0.02 per $1000 of SFA
Representative Owner Charge:		$8.00 + $0.12 per $1000 of SFA
Monthly Expense Charge if the Long TermAccumulation Rider is elected[1,6]
Maximum Charge:		$8.00 + $4.00 per $1000 of SFA
Minimum Charge:		$8.00 + $0.04 per $1000 of SFA
Representative Owner Charge:		$8.00 + $0.20 per $1000 of SFA
Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00
Loan Interest[8]	At the end of each Policy Year	(as a percentage of Policy Debt)
Maximum Charge:		4.00%
Optional Benefit Charges
Waiver of Monthly Deductions Rider Charge[9]	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount)
Maximum Charge:		$0.16
Minimum Charge:		$0.01
Representative Owner Charge:		$0.06
Payment of Stipulated Amount Rider Charge[10]	At the beginning of each Policy Month	(per $100 of Stipulated Amount)
Maximum Charge:		$0.79
Minimum Charge:		$0.13
Representative Owner Charge		$0.46

Charge	When Charge is Deducted	Amount Deducted
Supplemental Insurance Rider Charge[5]	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk)
Maximum Charge:		$83.33
Minimum Charge:		$0.02
Representative Owner Charge:		$0.13
Enhanced Cash Surrender Value Rider Charge[3,11]	At the beginning of each Policy Month	(Per $1000 of SFA)
Maximum Charge:		$2.06
Minimum Charge:		$0.02
Representative Owner Charge:		$0.14
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in Appendix A - Funds Available Under the Policy
Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.34%	2.44%

1
There is no specified separate charge for the Long Term Accumulation Rider; however, electing this Rider will significantly increase the Premium Expense Charge, Monthly Expense Charge, and Monthly Cost of Insurance Charge. It will also waive surrender charges and reduce Mortality and Expense Risk Charges and, starting in Policy Year 10, it will reduce Loan Interest. If You elect this Rider, You cannot also elect the Enhanced Cash Surrender Value Rider. The charges shown may not be representative of the charges You may pay. Please contact your financial adviser for the particular charges applicable to You.
2
The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1. The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10. The representative charge assumes the owner and the Insured are the same person and is for an Insured male, super preferred, non-tobacco, Issue Age 45, Policy Year 1. The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
3
Surrender charges are waived if You elect either the Enhanced Cash Surrender Value Rider or Long Term Accumulation Rider. You can elect only one of these Riders.
4
The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.
5
The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10. The representative charge assumes the Owner and the Insured are the same person and is for an Insured male, super preferred, non-tobacco, Issue Age 45, Policy Year 1. The charges vary based on the length of time the Policy or rider has been in force and the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation.
6
The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The representative charge assumes the Owner and the Insured are the same person and is for an Insured male, super preferred, non-tobacco, Issue Age 45. The monthly expense charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
7
This charge applies only if the Insured is rated a substandard risk. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation.
8
Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. For Policy Years 10 and thereafter, a Policy with the Long Term Accumulation Rider has a loan interest rate of 3.0%. A Policy without the Long Term Accumulation Rider has a loan interest rate of 3.5%. However, amounts held as collateral in the Loan Account are credited interest periodically at an effective annual rate of 3%. Therefore, the maximum net interest rate on outstanding loans is 1%.

9
The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 18. The representative charge assumes the Owner and the Insured are the same person and is for an Insured, Issue Age 45. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
10
To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount. The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65. The representative charge assumes the Owner and the Insured are the same person and is for an Insured male, Issue Age 45, benefit payable to age 70. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
11
The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The representative charge assumes the Owner and the Insured are the same person and is for an Insured male, super preferred, non-tobacco, Issue Age 45, Policy Year 1. The Enhanced Cash Surrender Value Rider charge varies based on the Insured’s Issue Age, sex and rating class. If You elect this Rider, You cannot also elect the Long Term Accumulation Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss
You can lose money by investing in the Policy, including loss of principal. The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Policy is not designed for short-term investing or for an investor who needs ready access to cash. At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. This Policy is unsuitable if you plan to surrender it to meet short-term needs, particularly because surrender charges are highest in the early Policy Years. The Policy has limited liquidity with respect to partial withdrawals. You may make a partial withdrawal of only a portion of the Cash Surrender Value once per month after the Policy has been in force for one year.
We will usually pay any amount due from the Variable Account within seven days. We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months.
Fund Options Risk
Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account. The Company does not guarantee the performance of the Sub-Accounts or the underlying Funds.
Surrender and Partial Withdrawal Risk
You should carefully consider the risks associated with surrenders and partial withdrawals under the Policy. A surrender will terminate the Policy and all of its benefits, including the Death Benefit. Reducing the Cash Surrender Value with a partial withdrawal will increase the risk of Policy lapse. In addition, a partial withdrawal will decrease the Specified Face Amount of your Policy if the applicable death benefit option is Option A or Option C. Surrenders and partial withdrawals may be subject to surrender charges, income taxes and potential tax penalties.

Risk of Lapse
Death Benefit proceeds will not be paid if the Policy has lapsed. You may need to make premium payments at certain times and in certain amounts to prevent a lapse, even if you have made all planned premium payments. If, on a Valuation Date, the Account Value less the outstanding Policy Debt is less than or equal to zero, then the Policy will terminate for no value, subject to the Grace Period provision and certain riders available under the Policy. The grace period will allow 61 days from that Valuation Date for the payment of premium sufficient to cover the charges and deductions from the Account Value. If you do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.
Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your Policy to lapse.
Certain riders available under the Policy may mitigate the risk of lapse. The standard No-Lapse Guarantee prevents lapse during the applicable guarantee period as long as specified minimum premiums are paid. If you elect the optional Waiver of Monthly Deductions Rider or the optional Payment of Stipulated Amount Rider for an additional fee at issue, either of these riders reduce the risk of lapse if the Insured suffers a total disability. The standard Loan Lapse Protection Rider may also mitigate the risk of lapse for an additional fee if certain conditions are met.
There are costs associated with reinstating a lapsed Policy.
Policy Loan Risk
You may borrow from us against your Policy using your Account Value as collateral. Outstanding Policy loans are charged loan interest. Outstanding Policy loans and unpaid loan interest will reduce your Cash Surrender Value and increase the risk of Policy lapse. Policy loans may be subject to income taxes and potential tax penalties.
Risk of Adverse Tax Consequences
Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, surrenders, and loans. In general, for favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test or the Guideline Premium Test as described in this prospectus.
Premium Payment Risk
In certain circumstances, you may not be permitted to make a premium payment. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Code.
Transfer Risk
Any transfer restrictions under the Policy that are applicable to you may limit your ability to readily change how your Account Value is invested in response to changing market conditions or changes in your personal circumstances. Transfers from the Fixed Account are subject to special restrictions. These special restrictions may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, you should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.
Fixed Account and Loan Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account or amounts held in the Fixed Account as collateral for loans. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Policy, including the standard Death Benefit, the additional Death Benefit if you elected the optional Supplemental Insurance Rider, amounts held in the Fixed Account, and interest credited on amounts held in the Fixed Account are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. There is no guarantee that we will always be successful in protecting our systems against future attacks or incidents.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Policy transactions, calculate Variable Accumulation Unit values, or otherwise administer the Policy. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Policy. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Policy transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
DELAWARE LIFE INSURANCE COMPANY
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The immediate parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on August 31, 2020. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
We established Delaware Life Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.
The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.
The Variable Account is divided into Variable Sub-Accounts also known as variable Investment Options. Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Variable Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts. All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund. The Variable Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain variable sub-accounts which are not available under the Policy.
THE FUNDS
The Policy offers a number of Fund options. Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See “APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.”) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Fund prospectuses and other information can be found at https://dfinview.com/DelawareLife/TAHD/86680A608?site=Life. You can also request this information at no cost at by calling (877) 253-2323. or by sending an email request to Customer.Relations@delawarelife.com.
Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.
The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
Selection of Funds
The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.
We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.
Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.
Potential Conflicts
The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.
FEES, EXPENSES, AND RESTRICTIONS OF THE FUNDS
Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.
The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund’s net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, You indirectly bear the fees and expenses of the Funds You select. The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.
Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.
The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.
OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.
The Fixed Account is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account. You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts. Transfers may be subject to certain restrictions. See the Transfer Privileges section of this prospectus.
An investment in the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.
INVESTMENT PROGRAMS
Dollar Cost Averaging
You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.
The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.
Asset Rebalancing
Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.
There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at any time. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.
Asset Allocation
One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

ABOUT THE POLICY
This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.
Policy Application, Issuance and Initial Premium
To purchase a Policy, You must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.
You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”
While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.
Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to You a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. The Investment Start Date is the date the first premium is applied, which will be the later of:
●
the Issue Date,
●
the Policy Date, or
●
the date a premium is paid equal to or in excess of the specified Initial Premium.
If an application is not approved, we will promptly return all advance payments to You.
Death Benefit Compliance Test
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Right of Return Period
If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”). A longer period may apply in some states.
A Policy returned under this provision will be deemed void. You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of:
●
the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;
●
the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Service Office; and
●
any fees or charges imposed on amounts allocated to the Variable Account.
Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.
If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS® U.S. Government Money Market Portfolio or to our general account, whichever we specify in your Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS® U.S. Government Money Market Portfolio or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.
Policies delivered in Connecticut, Georgia, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Service Office within this eighteen-month (or twenty-four month) period.
PREMIUM PAYMENTS
All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy’s Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured. Additional premium payments may be paid to us subject to the limitations described below. We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.
Premium
We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.
Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage. Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.
After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.
Guideline Premium Test Limitations
The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.
Net Premiums
The net premium is the amount You pay as the premium less the Premium Expense Charge. The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.
Allocation of Net Premium
Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts. You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive notice of that change.
Planned Periodic Premiums
While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices.

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging
Allows you to allocate to a money market
Sub-Account and automatically transfer a
fractional amount to one or more
Sub-Accounts at regular time intervals
until the program is depleted or you elect to
stop.
Standard
●Minimum program allocation of $5,000.
●Program permits transfers to a maximum
of 12 Sub-Accounts.
●Only monthly or quarterly program
transfers.
●You cannot select Dollar Cost Averaging
and Asset Rebalancing at the same time.

Asset Rebalancing	Allows you to automatically transfer Account Value among the Sub-Accounts to maintain your selected percentage allocations.	Standard
●Only quarterly, semi-annual or annual
rebalancing available.
●Requires minimum total Sub-Account
allocations of $1,000.
●We may waive the minimum allocation.
●We may modify, suspend or terminate
the program.
●You cannot select Dollar Cost Averaging
and Asset Rebalancing at the same time.

Asset Allocation	Allows you to participate in an asset allocation model that we may make available. Each model represents a combination of Sub-Accounts with a different level of risk.	Standard
●Models are “static,” meaning that the
percentage allocations among the
Sub-Accounts do not change.
●Rebalances quarterly.
●You can decide independently to change
your asset allocations at any time.
●Models may be affected by fund mergers,
liquidations, substitutions, or closures.
●We may terminate the program.

Planned Periodic Premiums	Allows you to elect a voluntary schedule for making premium payments. We will send reminder notices in advance of the planned payments.	Standard
●Subject to our premium limits.
●Schedule changes are subject to our
approval.
●We may suspend reminder notices if
premiums are not being paid.
●Does not prevent lapse. You may need to
make additional premium payments even
if you pay all planned premiums.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Policy Loans	Allows you to take a loan from us against up to 90% of your Policy’s Cash Value as collateral.	Standard
●Account Value held as collateral is held
in the Fixed Account.
●Policy Debt accrues interest daily at a
maximum annual rate of 5%.
●Taking a loan will increase the risk of
lapse.
●Loans reduce the Cash Surrender Value
and Policy Proceeds.
●Loans may have tax consequences.

No-Lapse Guarantee	Prevents the policy from lapsing during the guarantee period as long as specified minimum premiums are paid.	Standard
●Prevents policy lapse if, during the
guarantee period, policy value is less
than the amount of charges due.
●Premiums paid minus partial
withdrawals minus Policy Debt must
exceed the total amount required to meet
a specified minimum premium test.
●Guarantee period is based on the
Insured’s age at issue.
●Guarantee period ends at the earlier of 20
years (which may vary by state) and
when the Insured attains age 80.

Accelerated Benefits Rider	Allows you to request payment of up to 75% of the death benefit if the Insured is terminally ill.	Standard
●Insured’s life expectancy must be 12
months or less, though time period may
vary by state.
●The accelerated benefit payment may be
subject to reductions that may vary by
state.
●Requires proof of eligibility.

Charitable Giving Benefit Rider	Allows you to designate a charitable beneficiary to receive an amount equal to 1% of the policy proceeds after the Insured’s death. Does not diminish the policy proceeds.	Standard	●Must be elected at issue. ●The charitable beneficiary must be listed in the Internal Revenue Code as an authorized recipient of charitable contributions.
Waiver of Monthly Deductions Rider	Provides a waiver of monthly policy charges for all months in which the Insured suffers a total disability.	Optional
●There is a charge for this rider.
●Must be elected at issue.
●Cannot elect both the Waiver of Monthly
Deductions Rider and the Payment of
Stipulated Amount Rider.
●Disability must begin while this rider is
in force and continue for 6 months.
●Requires proof of eligibility.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Payment of Stipulated Amount Rider	Provides for us to make monthly additions to Account Value while the Insured suffers a total disability.	Optional
●There is a charge for this rider.
●Must be elected at issue.
●You must choose the amount of the
monthly payment on your application.
●Payments continue while the disability
continues but no later than the end of the
payment option at the Insured’s age 65 or
70.
●Does not guarantee that Account Value
will be sufficient to keep the policy in
force.
●Cannot elect both the Waiver of Monthly
Deductions Rider and the Payment of
Stipulated Amount Rider.
●Disability must begin while this rider is
in force and continue for 6 months.
●Requires proof of eligibility.

Enhanced Cash Surrender Value Rider	Provides a waiver of surrender changes on partial withdrawals, full surrenders, and Specified Face Amount decreases.	Optional
●There is a charge for this rider.
●Must be elected at issue.
●Cannot be discontinued by you.
●Does not provide a waiver for surrenders
made as part of a tax-free exchange.
●Cannot elect both the Enhanced Cash
Surrender Value Rider and the Long
Term Accumulation Rider.

Loan Lapse Protection Rider
Protects the policy from lapse if the
amount of Policy Debt becomes the near
equivalent of Account Value on or after the
Rider Exercise Date, which is the earliest
date on which all of the following have
occurred:
●Insured is age 75 or older
●Policy has been in force for 15 years
●Policy debt is greater than Specified Face
Amount
●Policy debt is 96% or more of Account
Value
●No more than 30% of policy debt is
attributable to loan activity in the
previous 36 months
●The sum of withdrawals equals the sum
of premiums paid
●We have received your request to
exercise the rider
Automatically attached to every Policy that
elects the Guideline Premium Test for
determining federal tax treatment.
Standard
●Not available unless the Policy elected
the Guideline Premium Test for
determining federal tax treatment.
●There is a charge if this rider is
exercised.
●Once the rider is exercised:
●All Account Value transfers
irrevocably to the Fixed Account
●No additional premium will be
accepted
●No additional increases or decreases to
Specified Face Amount
●Death Benefit equals 105% of Account
Value
●Monthly charges cease
●All supplemental riders terminate
other than the Accelerated Benefits
Rider
●Tax consequences of exercising this rider
are uncertain.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Long Term Accumulation Rider
Pays an annual asset credit starting on the
16th policy anniversary.
Asset credit is a percentage of Account
Value less Policy Debt.
Waives surrender charges and reduces or
eliminates mortality and expense risk
charges.
Designed for owners who desire high
Account Value through the long-term life
of the Policy.
Optional
●Must be elected at issue.
●Cannot be discontinued by you.
●Significantly increases certain policy
charges (Premium Expense Charge,
Monthly Expense Charge, Monthly Cost
of Insurance Charge).
●No asset credit will be paid unless the
Policy’s persistency, mortality experience
and expense assumptions are at least as
favorable as those assumed by the
Company at issue.
●No guaranteed minimum asset credit.
●Cannot elect both the Enhanced Cash
Surrender Value Rider and the Long
Term Accumulation Rider.

Supplemental Insurance Rider
Provides additional life insurance by
combining term coverage with your base
policy coverage.
Includes option to schedule increases in the
supplemental face amount without
requiring future evidence of insurability.
Optional
●There is a charge for this rider.
●Additional underwriting requirements
may apply if rider is elected after issue.
●Scheduled face amount increases are
only available if you elect death benefit
option A.
●Scheduled increases terminate if you
change from death benefit option A.
●Scheduled increases terminate if you
decrease the face amount.
●No-Lapse Guarantee applies to this rider
for only 5 years, and not for the
No-Lapse Guarantee Period on the base
policy.
●Rider terminates when the Insured
reaches Attained Age 121.

Travel Assistance Endorsement
Provides designated services through a
third party when the covered person is
more than 100 miles from home. Services
may include:
●Medical consultation and evaluation
●Hospital admission guarantee
●Emergency evacuation
●Critical care monitoring
●Medically supervised repatriation
●Prescription assistance
●Emergency messaging
●Emergency counselling
●Transportation to join a patient
●Care for minor children
●Legal and interpreter referrals
●Return of mortal remains
		Standard	●May not be available in all states

DEATH BENEFIT
If the Policy is in force at the time of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured’s death. The amount payable will be:
●
the amount of the selected death benefit option, plus
●
any amounts payable under any supplemental benefits added to the Policy, minus
●
the value of any Policy Debt on the date of the Insured’s death, minus
●
any overdue monthly deductions if death occurs during a grace period.
We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. You may select between three death benefit options. You may change the death benefit option at any time.
Death Benefit Options
The Policy has three death benefit options. You will be required to select one of them in the Policy application. A Policy will not be issued unless a death benefit option election is made.
Option A-Specified Face Amount. Under this option, the death benefit is the greater of:
●
the Policy’s Specified Face Amount, or
●
the Account Value multiplied by the applicable death benefit percentage shown in the Policy.
Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of:
●
the Specified Face Amount plus the Account Value, or
●
the Account Value multiplied by the applicable death benefit percentage shown in the Policy.
Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of:
●
the Specified Face Amount plus the sum of all premiums paid, or
●
the Account Value multiplied by the applicable death benefit percentage shown in the Policy.
Option A provides a level amount of death benefit. Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.
Changes in the Death Benefit Option
You may request a change in the death benefit option. Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change. Requests for a change must be made in writing to Us. The effective date of the change will be the Anniversary on or next following the date We approve your request. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.
If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy’s Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy’s Account Value on the effective date of change.

Option C can only be changed to Option A. Neither Option A nor B can be changed to Option C. The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.
Changes in Specified Face Amount
You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount.
Minimum Changes. Each increase in the Specified Face Amount must be at least $10,000. We reserve the right to change the minimum amount by which You may change the Specified Face Amount.
Increases. After the first policy anniversary, You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.
Decreases. The Specified Face Amount can be decreased after the first policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal. For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order:
●
first, to the most recent increase;
●
second, to the next most recent increases, in reverse chronological order; and
●
finally, to the initial Specified Face Amount.
If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.
ACCESSING YOUR ACCOUNT VALUE
Surrenders and Surrender Charges
You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If You do, the insurance coverage and all other benefits under the Policy will terminate. If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.
Cash Surrender Value is the Policy’s Account Value less the sum of:
●
the outstanding balance of any Policy Debt; and
●
any surrender charges.
We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request. The surrender charge period will start on the

Policy’s Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.
If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on the Policy’s Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.
First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25	Issue Age 35	Issue Age 45
$3.25	$4.92	$7.76
Issue Age 55	Issue Age 65	Issue Age 75
$12.74	$21.91	$40.14
The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.
Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0
A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:
●
first, to the most recent increase;
●
second, to the next most recent increases, in reverse chronological order; and
●
third, to the initial Specified Face Amount.
On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount. Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.
Partial Withdrawals
You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500.
If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order:
●
first, to the initial Specified Face Amount, up to the $100,000 minimum;
●
second, to the oldest increases in Specified Face Amount, in chronological order; and
●
third, to the most recent increase in Specified Face Amount.
If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.
Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties. See the Federal Income Tax Considerations section of this prospectus.
Policy Loans
Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy’s Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test. The Loan Lapse Protection Rider may also prevent Policy termination. Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner. Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.
You may allocate the policy loan among the Sub-Accounts. If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts. Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.
Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10. If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter. If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.
Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.
Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.
A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured’s death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.
TRANSFER PRIVILEGES
Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.
Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account’s value from which the transfer will be made. If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account’s value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account’s value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.
An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE. An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify You in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.
Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater. We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading
The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.
The Company has policies and procedures to discourage frequent transfers of Account Value. The Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.
Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.
If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.
Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.
We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:
●
when a new broker of record is designated for the Policy;
●
when the Owner changes;
●
when control of the Policy passes to the designated beneficiary upon the death of the Insured;
●
when necessary in our view to avoid hardship to an Owner;
●
when underlying Funds are dissolved, merged or substituted.
If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies
In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.
We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.
Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.
ACCOUNT VALUE
Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account. The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor.
The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.
Account Value of the Variable Sub-Accounts
We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values. On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account. Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account. Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account. A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s

Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.
If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.
The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.
The Account Value on the Investment Start Date equals:
●
the net premium received, minus
●
the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.
The Account Value on subsequent Valuation Dates is equal to:
●
the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus
●
the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus
●
that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus
●
any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus
●
any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus
●
that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus
●
any amounts transferred among the Sub-Accounts for a Policy loan, minus
●
that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus
●
if a Processing Date, that portion of the Monthly Deductions charged to the Sub-Account for the Policy Month.
Net Investment Factor
The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:
(1)
is the net result of:
●
the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus
●
the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

●
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and
(2)
is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.
The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.
The net investment factor may be greater or less than one.
Splitting Units
We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.
Insufficient Value
The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.
Policy termination will not occur if:
1.
You pay premium sufficient to keep the Policy in force prior to the end of the grace period;
2.
You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or
3.
The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.
Grace Period
If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.
No-Lapse Guarantee
A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred. If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse. The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay. The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.
The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test
A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.
The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age. If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.
Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.
CHARGES AND DEDUCTIONS
The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance, and the charges for any supplemental benefits.
There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.
Premium Expense Charge
We will deduct a Premium Expense Charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.
Mortality and Expense Risk Charge
This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month. We may realize a profit from this charge.
If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter. The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.
If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%. Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.
Monthly Expense Charge
We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. Minimum and maximum Monthly Expense Charges are shown in the Fee Table. The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy. Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs. The illustration provided at time of application will show your specific Monthly Expense Charge.
Monthly Cost of Insurance
We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.
The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:
(1)
is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;
(2)
is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and
(3)
is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*
Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000]. Please see Appendix B - Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.
The Total Net Amount at Risk equals:
●
the death benefit divided by 1.00247; minus
●
your Account Value on the Processing Date prior to assessing the monthly deductions.
The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.
If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000. The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit. To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation). So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.
Monthly Cost of Insurance Rates
The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA

Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.
Other Charges and Deductions
Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above. Additionally, a flat extra charge may apply if an Insured is a substandard risk. The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company. A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk. It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company. A definition of “flat extra” is provided in Appendix B - Glossary of Terms.
Reduced Charges
We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide You prompt notice of any reduction. Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.
SUPPLEMENTAL BENEFITS
The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions. Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders. For additional information on the riders, please ask your financial adviser.
Accelerated Benefits Rider
Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill. An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)
The accelerated benefit payment will be equal to that portion of the Policy’s death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions. Reductions to the accelerated benefit payment vary by state and may include the following:
a.
a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.
the amount of Policy Debt in excess of the Accelerated Amount; and
c.
an administrative fee of $150.
This rider automatically attaches to every Policy at no charge.
Charitable Giving Benefit Rider
Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the

Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider must be elected at issue and can be discontinued upon written request to the Company. There is no charge for this rider.
Waiver of Monthly Deductions Rider
Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deductions for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.
Payment of Stipulated Amount Rider
Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.
Enhanced Cash Surrender Value Rider
This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period. If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases. Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.
We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider. The rider must be elected at issue and may not be discontinued. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider
This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:
●
the Insured is 75 or older;
●
the Policy has been in force at least 15 years;
●
the outstanding Policy Debt is greater than the Specified Face Amount;
●
the outstanding Policy Debt equals or exceeds 96% of the Account Value;
●
not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
●
the sum of withdrawals made equals the sum of premiums paid; and
●
we have received your request to exercise the rider.
The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.
On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:
●
The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
●
The Death Benefit will be changed to equal 105% of the Account Value;
●
Monthly Deductions will cease;
●
No further premium will be accepted;
●
Specified face amount increases and decreases will no longer be permitted; and
●
All supplemental riders (other than the accelerated benefit rider) will terminate.
The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.
You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.
Long Term Accumulation Rider (“LTA” Rider)
This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy. Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years. Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base. A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge. The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider. The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.
Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter. The Asset Credit Date is the 16th policy anniversary. The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date. It is calculated as a percentage of Account Value less Policy Debt. There is no guaranteed minimum asset credit. There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.
The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider. Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge. In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived. Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.
Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued. If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.
Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided. The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter. Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term. In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years. In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.
Supplemental Insurance Rider
This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider. Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.
By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy. Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.
For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A to have this rider and elect scheduled increases. If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.
The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121. Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121. If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.
You may discontinue this rider upon written request to the Company. If discontinued, the rider charge will cease.
Travel Assistance Endorsement
This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:
●
Medical Consultation and Evaluation
●
Hospital Admission Guarantee
●
Emergency Evacuation
●
Critical Care Monitoring
●
Medically Supervised Repatriation
●
Prescription Assistance
●
Emergency Message Transmission
●
Emergency Trauma Counseling
●
Transportation to Join Patient
●
Care for Minor Children
●
Legal and Interpreter Referrals
●
Return of Mortal Remains
“Covered Persons” are defined as:
(a)
For a Policy which is not trust-owned, the Insured and their dependents.
(b)
For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.
The endorsement automatically attaches to every Policy and is provided at no charge. Ask your financial adviser for the brochure that provides additional detail about the Endorsement.
Termination of Policy
The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement
Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You:
●
make a request for reinstatement within three years from the date of termination;
●
submit satisfactory evidence of insurability to us; and
●
pay an amount, as determined by us, sufficient to put the Policy in force.
An amount sufficient to put the Policy in force is not less than:
●
the monthly deductions overdue at the end of the grace period; plus
●
any excess of Policy Debt over Cash Value at the end of the grace period; plus
●
three times the monthly cost of insurance charges applicable at the date of reinstatement; plus
●
three times the monthly expense charges applicable at the date of reinstatement.
During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test. Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.
Deferral of Payment
We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy’s incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:
●
the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;
●
the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;
●
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or
●
mandated by applicable law.
In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.
If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.
We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.
If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Rights of Owner
While the Insured is alive, unless You have assigned any of these rights, You may:
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transfer ownership to a new owner;
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name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
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change or revoke a contingent owner;
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change or revoke a beneficiary;
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exercise all other rights in the Policy;
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increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;
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change the death benefit option, subject to the other provisions of the Policy.
When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.
Rights of Beneficiary
The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.
OTHER POLICY PROVISIONS
Addition, Deletion or Substitution of Investments
We may decide to add new Variable Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract
Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.
Alteration
Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.
Modification
Upon notice to You, we may modify the Policy if such a modification:
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is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;
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is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;
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is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or
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adds, deletes or otherwise changes Variable Sub-Account options.
When required, approval of the Securities and Exchange Commission will be obtained.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.
Assignments
During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.
Nonparticipating
The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.
Misstatement of Age or Sex (Non-Unisex Policy)
If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:
Misstatement discovered at death - The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).
Misstatement discovered prior to death - Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).
Suicide
If the Insured, whether sane or insane, commits suicide within two years after the Policy’s Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals. If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability
All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.
Report to Owner
We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.
FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005, as U.S.-source income that is subject to U.S. income tax withholding and reporting.
Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.
Our Tax Status
We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.
Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.
Taxation of Policy Proceeds
Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.
However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.
To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
IRS Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.
For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.
The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.
IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Code for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).
In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.
The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.
We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.
If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.
If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1∕2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.
There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.
Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.
The term “Investment in the Policy” means-
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the aggregate amount of any premiums or other consideration paid for a Policy, minus
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the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus
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the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.
The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.
Section 13521 of the Tax Cuts and Jobs Act of 2017 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.
The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.
Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.
A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.
A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.
A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional for more information.
Withholding
We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.
Tax Return Disclosure
The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.
We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.
Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to the offering or sale of a Policy.
We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.
Tax Shelter Regulations
Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Corporate Alternative Minimum Tax
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax if the owner is subject to that tax.
Other Tax Considerations
The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
For 2025, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,990,000, and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income
A 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.
Tax Cuts and Jobs Act of 2017
On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.
Loan Lapse Protection Rider
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.
DISTRIBUTION OF POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor,

Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Clarendon does not retain any portion of the Commissions payable to the Selling Broker-Dealers.
The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.
If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.
If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.
The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker- Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.
You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of the Policy.
During 2022, 2023, and 2024, approximately $31,197, $28,553, and $30,477, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.
VOTING RIGHTS
We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.
We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.
We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.
We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

OTHER INFORMATION
State Regulation
We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.
Legal Proceedings
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Registration Statements
This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.
Financial Statements
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2024 are also included in the SAI.

APPENDIX A - FUNDS
AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/DelawareLife/TAHD/86680A608?site=Life. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (877) 253-2323, or by sending an email request to Customer.Relations@delawarelife.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	AB Variable Products Series Fund, Inc. Balanced Hedged Allocation Portfolio Class B1,2	AllianceBernstein, L.P.	0.95%[3]	8.58%	4.14%	5.18%
Equity - Global Large Cap	AB Variable Products Series Fund, Inc. International Value Portfolio Class B	AllianceBernstein, L.P.	1.17%	4.81%	3.29%	3.00%
Allocation - Moderate	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III	BlackRock Advisors, LLC / BlackRock International Limited, BlackRock (Singapore) Limited	1.01%[3]	9.01%	5.74%	5.33%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Large Cap Growth Fund Class 2	Columbia Management Investment Advisers, LLC	0.97%	31.01%	17.18%	14.97%
Equity - US Small Cap	Deutsche DWS Investments VIT Funds DWS Small Cap Index VIP Class B4	DWS Investment Management Americas, Inc. / Northern Trust Investments, Inc.	0.68%[3]	10.89%	6.77%	7.23%
Allocation - Moderate	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Balanced Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Equity - US Large Cap Growth	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Contrafund® Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2015 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.68%	6.21%	4.08%	5.11%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2020 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.71%	7.40%	4.89%	5.76%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2030 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.76%	9.14%	6.25%	7.03%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Large Cap Blend	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Index 500 Portfolio Service Class 2	Fidelity Management & Research Company, LLC / Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
Equity - US Mid Cap	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Mid Cap Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
Equity - International All Cap	First Eagle Variable Funds First Eagle Overseas Variable Fund	First Eagle Investment Management, LLC	1.21%	6.10%	3.66%	4.43%
Allocation - Moderate	Franklin Templeton Variable Insurance Products Trust Franklin Allocation VIP Fund Class 2[4]	Franklin Advisers, Inc. / Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC	0.82%[3]	9.15%	5.57%	5.38%
Allocation - Cautious	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund Class 2	Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Allocation - Aggressive	Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Equity - US Small Cap	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.90%	11.71%	8.36%	8.17%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund Class 2	Franklin Advisers, Inc.	1.04%	4.02%	1.19%	1.98%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin U.S. Government Securities VIP Fund Class 2[2]	Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
Equity - US Mid Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund Series II	Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Equity - US Large Cap Value	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Comstock Fund Series II	Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Core Equity Fund Series I	Invesco Advisers, Inc.	0.80%	25.60%	12.35%	9.42%
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Discovery Large Cap Fund[5] Series II	Invesco Advisers, Inc.	1.05%[3]	33.82%	15.76%	12.97%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Equity and Income Fund Series II	Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. EQV International Equity Fund Series I	Invesco Advisers, Inc.	0.90%	0.62%	3.23%	4.36%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Global Fund Series II	Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Main Street Fund® Series II2	Invesco Advisers, Inc.	1.05%[3]	23.39%	11.81%	10.97%
Equity - US Small Cap	M Fund, Inc. M Capital Appreciation Fund	M Financial Investment Advisers, Inc. / Frontier Capital Management Company, LLC	0.98%	9.94%	9.04%	8.67%
Equity - Global Large Cap	M Fund, Inc. M International Equity Fund	M Financial Investment Advisers, Inc. / Dimensional Fund Advisors LP	0.74%	3.96%	4.59%	3.61%
Equity - US Large Cap Growth	M Fund, Inc. M Large Cap Growth Fund	M Financial Investment Advisers, Inc. / Federated Hermes, Inc.	0.58%	25.50%	14.12%	13.87%
Equity - US Large Cap Value	M Fund, Inc. M Large Cap Value Fund	M Financial Investment Advisers, Inc. / Brandywine Global Investment Management, LLC	0.63%	18.63%	9.63%	7.81%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Initial Class	Massachusetts Financial Services Company	0.57%[3]	4.95%	6.20%	8.03%
Allocation - Cautious	MFS® Variable Insurance Trust III MFS® Conservative Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.69%	5.86%	3.52%	4.98%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Corporate Bond Portfolio Service Class	Massachusetts Financial Services Company	0.88%[3]	2.70%	0.23%	2.27%
Equity - Global Emerging Markets	MFS® Variable Insurance Trust II MFS® Emerging Markets Equity Portfolio Service Class	Massachusetts Financial Services Company	1.48%[3]	11.31%	0.24%	3.14%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Initial Class	Massachusetts Financial Services Company	0.90%[3]	-2.69%	0.91%	4.72%
Allocation - Cautious	MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio Service Class	Massachusetts Financial Services Company	1.03%[3]	4.68%	2.87%	3.66%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Government Securities Portfolio Service Class	Massachusetts Financial Services Company	0.81%[3]	0.53%	-1.04%	0.41%
Allocation - Aggressive	MFS® Variable Insurance Trust III MFS® Growth Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.79%	10.34%	6.86%	8.03%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Large Cap Growth	MFS® Variable Insurance Trust MFS® Growth Series Initial Class	Massachusetts Financial Services Company	0.72%[3]	31.47%	14.74%	15.11%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Initial Class	Massachusetts Financial Services Company	0.72%[3]	6.92%	3.18%	4.23%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Inflation-Adjusted Bond Portfolio Initial Class	Massachusetts Financial Services Company	0.60%[3]	-3.94%	-2.23%	-0.25%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[3]	8.76%	5.84%	7.56%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Initial Class	Massachusetts Financial Services Company	0.48%[3]	5.30%	2.27%	2.17%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Initial Class	Massachusetts Financial Services Company	0.80%[3]	14.72%	9.10%	11.70%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Initial Class	Massachusetts Financial Services Company	0.79%[3]	13.75%	9.74%	9.05%
Allocation - Moderate	MFS® Variable Insurance Trust III MFS® Moderate Allocation Portfolio Initial Class	Massachusetts Financial Services Company	0.71%	8.31%	5.38%	6.51%
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Initial Class	Massachusetts Financial Services Company	0.87%[3]	6.72%	4.96%	9.19%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Initial Class	Massachusetts Financial Services Company	0.88%[3]	9.52%	8.71%	9.95%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Research International Portfolio Service Class	Massachusetts Financial Services Company	1.14%[3]	2.78%	3.64%	4.95%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust MFS® Research Series Initial Class	Massachusetts Financial Services Company	0.76%[3]	18.87%	11.88%	11.66%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Initial Class	Massachusetts Financial Services Company	0.53%[3]	2.55%	0.39%	1.89%
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[3]	7.46%	5.89%	6.20%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio Initial Class[6]	Massachusetts Financial Services Company	0.45%[3]	4.84%	2.14%	1.39%
Equity - Utilities Sector	MFS® Variable Insurance Trust MFS® Utilities Series Service Class	Massachusetts Financial Services Company	1.04%[3]	11.34%	5.61%	6.02%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Initial Class	Massachusetts Financial Services Company	0.69%[3]	11.61%	8.03%	8.63%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[3]	11.35%	7.76%	8.36%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Mid Cap	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II	Morgan Stanley Investment Management, Inc.	1.05%[3]	41.73%	11.11%	12.02%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	Pacific Investment Management Company LLC	2.28%[3]	4.16%	7.10%	1.65%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Administrative Class	Pacific Investment Management Company LLC	1.28%	7.53%	0.92%	3.37%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO Global Managed Asset Allocation Portfolio Administrative Class	Pacific Investment Management Company LLC	1.18%[3]	10.81%	6.11%	5.85%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Real Return Portfolio Administrative Class[2]	Pacific Investment Management Company LLC	1.07%	2.13%	1.93%	2.16%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Total Return Portfolio Administrative Class[2]	Pacific Investment Management Company LLC	0.79%	2.53%	-0.03%	1.53%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Growth VIP Fund Class 2	Templeton Global Advisors Limited / Templeton Asset Management Ltd	1.12%[3]	5.40%	4.60%	4.08%
Equity - US Small Cap	Wanger Advisors Trust Wanger Acorn[7,2]	Columbia Wanger Asset Management, LLC	0.91%[3]	14.18%	4.58%	8.12%

1
This Fund employs a managed volatility strategy intended to reduce volatility of returns. Please refer to “THE FUNDS” and the Fund’s prospectus for more information.
2
Only available for investment under Policies with Investment Start Dates prior to October 6, 2008.
3
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
4
Not available for investment of new premium or transfers on and after November 15, 2010.
5
Prior to April 30, 2025, the name of this fund was Invesco V.I. Capital Appreciation Fund.
6
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.
7
On or about June 2, 2025, this fund will become part of the Columbia Funds Variable Series Trust and the name of this fund will change to Columbia Variable Portfolio – Acorn Fund.

APPENDIX B – GLOSSARY OF TERMS
Account Value: The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.
Anniversary: The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.
Business Day: Any day that we are open for business.
Cash Value: Account Value less any surrender charges.
Cash Surrender Value: The Cash Value decreased by the balance of any outstanding Policy Debt.
Class: The risk and underwriting classification of the Insured.
CSO: The Commissioners Standard Ordinary (CSO) Mortality Table is an actuarial table used to calculate reserve requirements for the Company. It is legally recognized method for calculating required reserves and nonforfeiture values for the Company.
Due Proof: Such evidence as we may reasonably require in order to establish that a benefit is due and payable. Generally, evidence will consist of the Insured’s death certificate.
Fixed Account: The portion of the Account Value funded by assets invested in our general account.
Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Total Net Amount at Risk.
Fund: A mutual fund portfolio in which a Variable Sub-Account invests.
Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.
Initial Premium: The amount necessary to put the coverage in force. Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.
Insured: The person on whose life a Policy is issued.
Investment Start Date: The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.
Issue Age: The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date: The date we produce a Policy from our system as specified in the Policy.
Minimum Monthly Premium: The Initial Premium is two Minimum Monthly Premiums. The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Policy Date.
Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.
Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.
Mortality and Expense Risk Charge: The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.
No-Lapse Guarantee Period: The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s age. It may vary in length by state but may not exceed 20 years.
Policy: The form issued by Delaware Life Insurance Company and is a contract between the policyowner and the Company.
Policy Application: The application for a Policy, a copy of which is attached to and incorporated in the Policy.
Policy Date: The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.
Policy Debt: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.
Policy Month: A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.
Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.
Policy Proceeds: The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.
Policy Year: A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.
Premium Expense Charge: A percentage charge deducted from each premium payment.
Processing Date: The first Valuation Date on or next following a Monthly Anniversary Day.
Rider Net Amount at Risk: The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.
Service Office: Delaware Life Insurance Company, P.O. Box 758581, Topeka, Kansas 66675-8581 or such other address as we may hereafter specify to You by written notice.
Specified Face Amount: The amount of life insurance coverage You request as specified in the Policy.
Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided. Also known as variable investment options.

Target Premium: An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.
Total Net Amount at Risk: The Policy Net Amount at Risk plus the Rider Net Amount at Risk.
Unit: A unit of measurement that we use to calculate the value of each Variable Sub-Account.
Unit Value: The value of each Unit of assets in a Variable Sub-Account.
Valuation Date: Any day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.
Valuation Period: The period of time from one Valuation Date to the next Valuation Date.
Variable Account: Delaware Life Variable Account I.
Variable Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.
You: The owner of the Policy.

APPENDIX C –
TABLE OF DEATH BENEFIT PERCENTAGES
Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

The Statement of Additional Information (“SAI”) dated May 1, 2025 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling (877) 253-2323, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A608?site=Life.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000051352

PART B

PRIME VARIABLE UNIVERSAL LIFE INSURANCE
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT I (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Prime Variable Universal Life Insurance Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated May 1, 2025, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (888) 594-2654, or writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A608?site=Life.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s immediate parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC (f.k.a. Delaware Life Holdings Parent, LLC), TWG Global Holdings, LLC (f.k.a. Delaware Life Holdings Parent II, LLC), DLHPII Equity Participation Company, LLC, and DLICM, LLC.
Delaware Life Variable Account I, was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
ADMINISTRATION OF THE POLICY
SE2, LLC (“SE2”), a third-party provider of policy administration services for life insurance companies, administers the Policies. See “Administration of the Contract” in the Prospectus for additional information about SE2. During 2022, 2023, and 2024, Delaware Life paid SE2 approximately $3,791, $3,622, and $3,532 respectively, for services associated with the administration of the Policy.
Reinsurance treaties covering the Policies provide for the reinsurance of up to 68% of the related mortality risk on a yearly renewable term basis. Delaware Life or its affiliates retain any mortality risk not ceded under these treaties.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account I, as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 17, 2025, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
2

DISTRIBUTION AND UNDERWRITING OF THE POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Clarendon does not retain any portion of the commissions payable to Selling Broker-Dealer.
The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.
If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.
If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.
The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be
3

a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.
In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.
You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2022, 2023, and 2024 were approximately $283,119, $281,249, and $286,301, respectively.
THE POLICY
To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.
The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.
Premium Expense Charge. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the Long Term
4

Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.
Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.
If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.
FINANCIAL STATEMENTS
The financial statements are incorporated by reference to Form N-VPFS filed on April 25, 2025, for Delaware Life Insurance Company and Delaware Life Variable Account I. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
5

PART C
ITEM 30. EXHIBITS
(a)
Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on
December  9, 1998.) Exhibit (a)

(b)	Not Applicable
(c)(1)
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
Registration Statement on Form N-6, File No. 333-100829, filed on April  30, 2009.) Exhibit (c)(1)

(2)
Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  30, 2009. Exhibit
(c)(2)

(3)
Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment
No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  27, 2010.) Exhibit (c)(3)

(4)
Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April  27, 2010.) Exhibit
(c)(4)

(5)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27,
2012.) Exhibit (c)(5)

(d)(1)
Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the
Registration Statement on Form N-6, File No. 333-143354, filed May  30, 2007.) Exhibit (d)(1)

(2)
Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registration Statement on Form S-6, File No. 333-68601, filed on April  27, 1999.) Exhibit (d)(2)

(3)
Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registration Statement on Form S-6, File No. 333-68601, filed on April  27, 1999.) Exhibit (d)(3)

(4)
Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration
Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(4)

(5)
Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration
Statement on Form S-6, File No. 333-68601, filed on February  12, 2001.) Exhibit (d)(5)

(6)
Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the
Registration Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(6)

(7)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit (d)(7)
(8)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit (d)(8)
(9)	Long Term Accumulation Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit (d)(9)
(10)
Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration
Statement on Form N-6, File No. 333-143353, filed on September  19, 2007.) Exhibit (d)(10)

(11)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-143354, on October 7, 2008.) Exhibit (d)(11)
(e)(1)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May  30, 2007.) Exhibit (e)(1)

(2)
Application For Scheduled Increases (Incorporated herein by reference to Post-Effective Amendment No. 6 to the
Registration Statement on Form N-6, File No. 143354, filed on April 27, 2010.) Exhibit (e)(2)

(f)(1)
Certificate of Incorporation of Delaware Life Insurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4,
File No. 333-83516, filed on August  11, 2014.) Exhibit (f)(1)

(2)
Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August  11, 2014.) Exhibit
(f)(2)

(g)	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.) Exhibit (g)
(h)(1)
Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware
Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance
Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(1)

(2)
Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance
Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated
herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable
Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.) Exhibit (h)(2)

(3)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc.
(Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life
Variable Account F on Form N-4, File No. 333-225901, filed on October  1, 2018.) Exhibit (h)(3)

(4)
Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life
Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable
Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.) Exhibit (h)(4)

(5)
Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and
Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit
(h)(5)

(6)
Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche
Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File
No. 333-65048, filed on July  3, 2002.) Exhibit (h)(6)

(7)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.),
Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S.
Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354,
filed on May  30, 2007.) Exhibit (h)(7)

(8)
Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit
(h)(8)

(9)
Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor,
Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York
(Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6,
File No. 333-136435, filed on August  9, 2006.) Exhibit (h)(9)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van
Kampen Life Investments Trust, Van Kampen Funds Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April  29, 2005.) Exhibit (h)(10)

(11)
Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company
(Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and
Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on
October  1, 2018.) Exhibit (h)(11)

(12)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund,
Inc., M Financial Investment Advisers, Inc., and Sun Life Insurance and Annuity Company of New York (Incorporated
herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May  30, 2007.) Exhibit
(h)(12)

(13)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill
Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable
Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.) Exhibit (h)(13)

(14)
Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance
Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and
Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(14)

(15)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and
III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(15)

(h)(16)
Form of Letter Amendment to Participation Agreement, which removed Delaware Life Insurance Company of New
York as a party to the Participation Agreements, Exhibits (h)(4), (h)(7)-(h)(9), (h)(11)-(h)(12), and (h)(15).*

(i)(1)
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish
Systems, LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on
Form N-6, File No. 333-143354, filed on October  10, 2007.) Exhibit (i)(1)

(2)
Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated
December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration
Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.)
Exhibit(i)(2)

(j)	Not Applicable
(k)(1)	Legal Opinion*
(2)	Representation of Counsel pursuant to Rule 485(b)*
(l)	Not Applicable
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)
Form of Initial Template Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 30 to the
Registration Statement on Form N-6, File No. 333- 111688, filed on October 8, 2021); Exhibit (r)

(s)	Powers of Attorney*;
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures*
(u)	Organization Chart for DLIC Sub-Holdings, LLC, the Depositor and Registrant*
(v)	Consents of Independent Registered Public Accounting Firm*
*
Filed herewith.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Martin B. Woll Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Financial Officer
ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.
The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (u). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 33. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
ITEM 34. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Colin J. Lake	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	James Joseph	Financial/Operations Principal
	John J. Miceli, Jr.	Treasurer
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter is 230 Third Avenue 6th Floor, Waltham,Massachusetts 02451.
(c) Not applicable.
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, and 10555 Group 1001 Way, Zionsville, IN 46077, at the offices of Clarendon Insurance Agency, Inc., at 230 Third Avenue, 6th Floor Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001.
ITEM 36. MANAGEMENT SERVICES
Not applicable.
ITEM 37. FEE REPRESENTATION
The Depositor represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2025.
DELAWARE LIFE VARIABLE ACCOUNT I (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2025
/s/ Michael K. Moran* Michael K. Moran	Director	April 29, 2025
/s/ Curtis P. Steger* Curtis P. Steger	Director	April 29, 2025
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	April 29, 2025
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	April 29, 2025
/s/ Fang L. Wang* Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2025
*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact	April 29, 2025
*
Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (s). Resolution of the Board of Directors is included herein as Exhibit (t).

EXHIBIT INDEX
(h)(16)	Form of Letter Amendment to Participation Agreement
(k)(1)	Legal Opinion
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(s)	Powers of Attorney
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(u)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(v)	Consents of Independent Registered Public Accounting Firm